Exhibit 10.9(a)

AMENDMENT NO. 1 TO THE

AMENDED AND RESTATED SAN JOAQUIN BANCORP/IVY

EXECUTIVE SALARY COTINUATION AGREEMENT

     WHEREAS, San Joaquin Bancorp, formerly San Joaquin Bank, (the “Employer”) and John Ivy (the “Executive”) entered into an Amended and Restated Executive Salary Continuation Agreement, most recently amended and restated on June 11, 2003, (the “Agreement”);

     WHEREAS, the Agreement provides (in Section 10.10) that the Agreement may be amended in a writing signed by each party to the Agreement; and

     WHEREAS, the parties desire to amend the Agreement to provide that payments to the Executive will begin on the earlier of the date the Executive attains age 65 or the date the Executive retires.

     NOW, THEREFORE, the Agreement is hereby amended effective as of December 31, 2006 as follows:

1. Section 3.1 (Payments) is replaced in its entirety with the following:

     Payments Upon Retirement Date. If the Executive shall remain in the continuous employment of the Employer until his Retirement Date, regardless whether the Executive continues to work past his Retirement Date, the Annual Benefit, as defined above, shall be paid in the form of a Joint and Survivor Annuity. Each year the Annual Benefit will be paid in twelve (12) equal monthly payments on the first day of each month during the year, beginning with the month following the Retirement Date, regardless whether the Executive continues to work past his Retirement Date.

2. A new Section 10.13 (Code Section 409A) is added as follows:

     Code Section 409A. This Agreement is intended to conform to the provisions of Code Section 409A and each provision of the Agreement shall be interpreted and administered accordingly. In the event that any provision that is necessary for the Agreement to comply with Section 409A is determined by the Committee to have been omitted, such omitted provision shall be deemed included in the Agreement and is hereby incorporation as part of the Agreement.

Signature page to follow

     IN WITNESS WHEREOF, the Employer and the Executive have executed this Agreement on December 19, 2006 in the City of Bakersfield, California.

EMPLOYER:

SAN JOAQUIN BANCORP

By: /S/ Bruce Maclin_______________ Bruce Maclin, Chairman & CEO

By: /S/ Bart Hill___________________ Bart Hill, President

EXECUTIVE:

/S/ John Ivy

John Ivy